SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2001



              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           Delaware                  333-61840                 13-3320910
           --------                  ---------                 ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)


11 Madison Avenue, New York, New York                            10010
-------------------------------------                            -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 325-2000

Item 5.  Other Events.
         ------------

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File Number 1-10777), and the unaudited interim financial statements and accompanying discussion of Ambac Financial Group, Inc. as of June 30, 2001, and for the periods ending June 30, 2001 and June 30, 2000 contained in the press release issued on July 18, 2001, included in the Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on July 23, 2001), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement (333-61840) of the Registrant and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                      Item 601(a) of
                      Regulation S-K
Exhibit No.           Exhibit No.                Description
-----------           -----------                -----------

1                     23                         Consent of KPMG LLP,
                                                 independent auditors of
                                                 Ambac Assurance Corporation
                                                 and subsidiaries with respect
                                                 to the Credit Suisse First
                                                 Boston Mortgage Securities
                                                 Corp., Mortgage Pass-Through
                                                 Certificates, Series 2001-S15.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                CREDIT SUISSE FIRST BOSTON
                                                MORTGAGE SECURITIES CORP.

                                                By:  /s/ Helaine Hebble
                                                     -------------------------
                                                Name:    Helaine Hebble
                                                Title:   Senior Vice President




Dated:   July 26, 2001

                                                   EXHIBIT INDEX


                           Item 601(a) of                                                        Sequentially
Exhibit                    Regulation S-K                                                        Numbered
Number                     Exhibit No.                        Description                        Page
------                     -----------                        -----------                        ----

1                          23                                 Accountant's Consent